UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
__________________

FORM 8-K
________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 31, 2016

Ruby Tuesday, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	1-12454	63-0475239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 West Church Avenue
Maryville, Tennessee 37801
(Address of Principal Executive Offices)

(865) 379-5700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instructions A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On June 1, 2016, Ruby Tuesday, Inc., a Georgia corporation, (the “Company”), announced the sale of assets related to eight corporate-owned Lime Fresh Mexican Grill in Florida to Rubio’s Restaurants, Inc. for $6 million.  The aforementioned press release, dated June 1, 2016 is attached as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Press Release dated June 1, 2016 (this press release is being furnished pursuant to Item 8.01 of Form 8-K).

Ruby Tuesday Inc. Completes Sale of Eight Lime Fresh Mexican Grill Locations

MARYVILLE, TN – June 1, 2016 - (BUSINESSWIRE) – Ruby Tuesday, Inc. (NYSE: RT) today announced that it has completed the sale of assets related to eight corporate-owned Lime Fresh Mexican Grill restaurants in Florida to Rubio’s Restaurants, Inc. for $6 million. Six of the restaurants have been closed, with the remaining two to close on or before November 10, 2016, and all locations will be rebranded by Rubio’s as Rubio’s Coastal Grill.  The sale agreement was previously announced in November 2015.  Please visit Rubio’s.com for additional information on locations.

The six franchise-owned Lime Fresh Mexican Grill restaurants in South Florida will remain open and operated as Lime Fresh Mexican Grills by the individual franchise owners. Additionally, Ruby Tuesday, Inc. also announced today that it has completed the sale of the Lime Fresh Mexican Grill brand to EverFresh Endeavors. Please visit limefreshmexicangrill.com for locations and more information.

About Ruby Tuesday, Inc.

Ruby Tuesday, Inc. owns and franchises Ruby Tuesday brand restaurants. As of March 1, 2016, there were 729 Ruby Tuesday restaurants in 44 states, 13 foreign countries, and Guam. Of those restaurants, we owned and operated 649 Ruby Tuesday restaurants and franchised 80 Ruby Tuesday restaurants, comprised of 28 domestic and 52 international restaurants. Our corporate-owned and operated restaurants are concentrated primarily in the Southeast, Northeast, Mid-Atlantic, and Midwest of the United States, which we consider to be our core markets. For more information about Ruby Tuesday, please visit www.rubytuesday.com. Ruby Tuesday, Inc. is traded on the New York Stock Exchange (Symbol: RT).

Forward-looking Information

This press release contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements represent our expectations or beliefs concerning future events, including one or more of the following: future financial performance (including our estimates of changes in same-restaurant sales, average unit volumes, operating margins, expenses, and other items), future capital expenditures, the effect of strategic initiatives (including statements relating to cost savings initiatives and the benefits of our marketing), the opening or closing of restaurants by us or our franchisees, sales of our real estate or purchases of new real estate, future borrowings and repayments of debt, availability of financing on terms attractive to the Company, compliance with financial covenants in our debt instruments, payment of dividends, stock and bond repurchases, restaurant acquisitions and dispositions, and changes in senior management and in the Board of Directors. We caution the reader that a number of important factors and uncertainties could, individually or in the aggregate, cause our actual results to differ materially from those included in the forward-looking statements, including, without limitation, the risks and uncertainties described in the Risk Factors included in Part I, Item A of our Annual Report on Form 10-K for the year ended June 2, 2015.

Investor Relations
Melissa Calandruccio, ICR
(646) 277-1273
Melissa.Calandruccio@icrinc.com

Media Relations
Christine Beggan, ICR
(203) 682-8329
Christine.Beggan@icrinc.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ruby Tuesday, Inc.
(Registrant)

By: /s/ Franklin E. Southall, Jr.
Franklin E. Southall, Jr.
Vice President, Corporate Controller, and
Principal Accounting Officer

Date: June 3, 2016